May 25, 2005

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:                               Schedule 14C Relating to Strategic Partners Opportunity Funds

Ladies and Gentlemen:

Attached on behalf of Strategic Partners Opportunity Funds (the “Funds”), for filing pursuant to Rule 14c-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), please find the Funds' definitive Schedule 14C relating to the selection of a new subadviser by the Funds' investment manager, Prudential Investments LLC (“PI”) with respect to the Strategic Partners New Era Growth Fund, which is a series of the Funds.

The Funds are furnishing an information statement to their shareholders in lieu of a proxy statement in reliance on an exemptive order issued by the Securities and Exchange Commission on September 11, 1996 (the “Order”) to Prudential Mutual Fund Management, Inc., PI’s predecessor and The Target Portfolio Trust that authorized PI’s predecessor to enter into new subadvisory agreements for portfolios of The Target Portfolio Trust without shareholder approval so long as the ability of the investment manager to change the subadviser was, in the case of portfolios that pre-dated the Order, approved in advance by shareholders and certain other conditions were satisfied.  We understand that the staff of the Division of Investment Management has orally confirmed that an affiliated fund may rely on the Order subject to the fund having in place an investment advisory agreement that permitted changes in asset allocation, including changes without limit if the changes do not result in a material amendment to the agreement.

Please direct all comments to the undersigned at 973-802-6469.

Very truly yours,

/s/ Jonathan D. Shain

Jonathan D. Shain